EXHIBIT 10.6
Exhibit B
BLUCORA, INC.
2016 EQUITY INDUCEMENT PLAN, AS AMENDED
NONQUALIFIED STOCK OPTION GRANT NOTICE
(TIME-BASED OPTION)

TO: __________________________________________ (the “Participant” or “you”)

FROM:  Blucora, Inc., a Delaware corporation (the “Company”)

You are hereby granted by the Company an Option (the “Option”) to purchase shares of the Company’s Common Stock (“Shares”) pursuant to the Blucora, Inc. 2016 Equity Inducement Plan, as amended (the “Inducement Plan”).

The Option is subject to all the terms and conditions set forth in this Nonqualified Stock Option Grant Notice (the “Notice of Grant”) and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Inducement Plan, each of which are incorporated by reference into this Notice of Grant. Capitalized terms that are not defined in the Notice of Grant shall have the meanings given to them in the Agreement, and if not defined in the Agreement, the meanings given to them in the Inducement Plan.

Grant Date:    __________________________________________

Option Number:   __________________________________________

Number of Shares:   __________________________________________

Exercise Price per Share:  __________________________________________

Option Expiration Date:  Seventh (7th) anniversary of the Grant Date

Vesting Commencement Date: __________________________________________

Type of Option:   Nonqualified Stock Option

Vesting and Exercisability Schedule: Except as specifically provided in the Agreement and subject to the restrictions and conditions set forth in the Inducement Plan, the Option shall vest and become exercisable as follows:

(i)one-third (1/3) of the Option (rounded down to the nearest whole Share) shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that you are employed by the Company or a Related Company on that date;

(ii)an additional one-third (1/3) of the Option (rounded down to the nearest whole Share) shall vest and become exercisable on the second anniversary of the Vesting Commencement Date, provided that you are employed by the Company or a Related Company on that date; and

(iii)the remaining one-third (1/3) of the Option shall vest and become exercisable on the third anniversary of the Vesting Commencement Date, provided that you are employed by the Company or a Related Company on that date.

Vesting will cease upon your Termination of Employment and the unvested portion of the Option will immediately terminate. Notwithstanding the foregoing, to the extent not already vested, upon the occurrence of a Termination of Employment due to (i) your death or Disability, the Option shall become fully vested and exercisable as of the date of such Termination of Employment; or (ii) your Retirement (as defined below) on or after the first anniversary of the Grant Date, the Option shall become fully vested and exercisable as of the date of such Termination of Employment. For purposes of this Option, the term “Retirement” shall mean your voluntary Termination of Employment on or after your attainment of (i) age sixty (60) and five (5) years of service with the Company or any Related Company, (ii) age fifty-five (55) and ten (10) years of service with the Company or any Related Company, or (iii) any age with twenty (20) years of service with the Company or any Related Company; provided, however, that if at any time the Committee determines that your Termination of Employment should be a Termination of Employment for Cause (as defined below), then your Termination of Employment will no longer be due to your Retirement and the Option shall immediately be forfeited.

Additional Terms/Acknowledgment: You acknowledge and agree that the Notice of Grant and the vesting and exercisability schedule set forth herein do not constitute an express or implied promise of your continued engagement as an employee, officer, director or other service provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company’s right to terminate your employment or service relationship with the Company or its Related Companies at any time, with or without Cause. For purposes of this Option, the term “Cause” shall have the meaning set forth in your Employment Agreement (as defined below), provided that, if such Employment Agreement does not define such term or no such agreement is then in effect, then it shall have the meaning set forth in the Inducement Plan.

Employment Agreement: If there is a written employment agreement in effect between you and the Company or a Related Company (the “Employment Agreement”), then the Option shall be subject to the terms of such Employment Agreement, so long as such Employment Agreement remains in effect (as it may be amended, supplemented or restated from time to time) and the terms set forth in the Employment Agreement are applicable to the Option.

Committee Decisions/Interpretations: You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Inducement Plan and the Option.

* * * * * * *
[Remainder of Page Intentionally Left Blank
Signature Page Follows.]

By your signature below or electronic acceptance, you agree that the Notice of Grant, the Agreement, the Inducement Plan, and the Employment Agreement (if applicable) constitute your entire agreement with respect to the Option, and except as set forth therein, may not be modified except by means of a writing signed by the Company and you. This Notice of Grant and Agreement may be executed and/or accepted electronically and/or executed in duplicate counterparts, the production of either of which (including a signature or proof of electronic acceptance) shall be sufficient for all purposes for the proof of the binding terms of this Option.

BLUCORA, INC.	PARTICIPANT
_______________________________	_______________________________
By:____________________________	Signature
Its: ____________________________	Date: __________________________
*Electronic acceptance of this Award shall bind the Participant

Attachments:
1.Stock Option Agreement
2.Inducement Plan

Signature Page to Notice of Grant

EXHIBIT A
BLUCORA, INC.
2016 EQUITY INDUCEMENT PLAN, AS AMENDED
STOCK OPTION AGREEMENT

1.Grant. The Company hereby grants to the Participant listed on the Notice of Grant (the “Participant”) an Option to purchase the number of Shares and at the exercise price as set forth in the Notice of Grant and subject to the terms and conditions in this Stock Option Agreement (this “Agreement”) and the Inducement Plan. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings given to them in the Notice of Grant, and if not defined in the Notice of Grant, the meanings given to them in the Inducement Plan.

2.Company’s Obligation. Unless and until the Option vests and is exercised, the Participant will have no right to receive Shares under the Option. Prior to actual distribution of Shares pursuant to any vested and exercised Option, such Option will represent an unsecured obligation of the Company.

3.Vesting and Exercisability. Subject to Paragraph 4 hereof and to any other relevant Inducement Plan provisions, the Option will vest and become exercisable as provided in the Notice of Grant. Any portion of the Option that is vested may be exercised at any time during the period prior to the date the Option terminates. No partial exercise of the Option may be for less than five percent (5%) of the total number of Shares then available under the Option. In no event shall the Company be required to issue fractional Shares.

4.Termination of Option. The unvested portion of the Option will terminate automatically and without further notice immediately upon the Participant’s Termination of Employment (voluntary or involuntary). The vested portion of the Option will terminate automatically and without further notice on the earliest of the dates set forth below:
(a) three (3) months after the Participant’s Termination of Employment for any reason other than Disability, death or Retirement;
(b) one (1) year after the Participant’s Termination of Employment by reason of Disability, death or Retirement;
(c) immediately upon notification to the Participant of the Participant’s Termination of Employment for Cause, unless the Committee determines otherwise. If the Participant’s employment relationship is suspended pending an investigation of whether he or she will be terminated for Cause, all of the Participant’s rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant’s Termination of Employment, any Option the Participant then holds may be immediately terminated by the Committee; or
(d) the Option Expiration Date.

IT IS THE PARTICIPANT’S RESPONSIBILITY TO BE AWARE OF THE DATE ON WHICH THE OPTION TERMINATES.
5.Leave of Absence. The effect of a Company approved unpaid leave of absence on the terms and conditions of the Option will be determined by the Committee, subject to applicable laws.

6.Method of Exercise. The Participant may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state the election to exercise the Option, the date of exercise thereof, and the number of Shares for which the Participant is exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares that are being purchased (plus any employment tax withholding or other tax payment due with respect to the exercise of the Option).

7.Form of Payment of Exercise Price. The Participant may pay the Option exercise price, in whole or in part, (a) in cash; (b) by wire transfer or check acceptable to the Company; (c) if permitted by the Committee, having the Company withhold Shares that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option; (d) if permitted by the Committee, tendering (either actually or, so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Shares owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option; (e) unless the Committee determines otherwise and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, by delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to promptly deliver to the Company the aggregate amount of proceeds to pay the Option exercise price; or (e) such other consideration as the Committee may permit.

8.Withholding Taxes. As a condition to the exercise of any portion of the Option, the Participant must make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Company may permit or require the Participant to satisfy all or part of the Participant’s tax withholding obligations by (a) paying cash to the Company or a Related Company, as applicable; (b) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant; (c) having the Company withhold a number of Shares that would otherwise be issued to the Participant having a Fair Market Value equal to the tax withholding obligations; (d) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations; or (e) any combination of (a), (b), (c) or (d) above. The value of the Shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

9.Limited Transferability; Who May Exercise. The Option may not be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Option after the Participant’s death. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit the Participant to assign or transfer the Option, subject to such terms and conditions as specified by the Committee. During the Participant’s lifetime only the Participant may exercise the Option. The Option may be exercised by the personal representative of the Participant’s estate or the beneficiary thereof following the Participant’s death.

10.Regulatory Restrictions on Issuance of Shares Notwithstanding the other provisions of this Agreement, if at any time the Company determines, in its sole discretion, that the listing, registration or qualification of Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company shall be under no obligation to the Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Inducement Plan, or to continue in effect any such registrations or qualifications if made.

11.Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Participant will not exercise the Option, and that the Company will not be obligated to issue any Shares to the Participant if the exercise thereof or the issuance of such Shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

12.Investment Representation. Unless the Shares are issued to the Participant in a transaction registered under applicable federal and state securities laws, the Participant represents and warrants to the Company that all Shares which may be purchased hereunder will be acquired by the Participant for investment purposes for his or her own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Shares are issued to the Participant in a transaction registered under the applicable federal and state securities laws, at the option of the Company, a stop-transfer order against the Shares may be placed on the official stock books and records of the Company, and a legend indicating that such Shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Company may require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws.

13.Binding Agreement. Subject to the limitation on the transferability of the Option contained herein, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors and assigns.

14.No Stockholder Rights. Neither the Participant nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Shares subject to the Option unless and until the date of issuance under the Inducement Plan of any such Shares upon the exercise of the Option. Except as otherwise provided in Paragraph 15 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of any Shares subject to the Option. The Participant agrees to execute any documents requested by the Company in connection with the issuance of any Shares.

15.Adjustments. The number of Shares covered by the Option, and the exercise price thereof, shall be subject to adjustment in accordance with Section 15 of the Inducement Plan.

16.Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by interoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Participant from time to time; and to the Participant at the Participant’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Participant, by notice to the Company, may designate in writing from time to time.

17.Conflicting Terms; Inducement Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Inducement Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Inducement Plan, the provisions of the Inducement Plan will govern.

18.Committee Authority; Decisions Conclusive and Binding. The Participant acknowledges that a copy of the Inducement Plan has been made available for his or her review by the Company, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all the terms and provisions thereof. The Committee will have the power to interpret this Agreement, the Notice of Grant and the Inducement Plan, and to adopt such rules for the administration, interpretation and application of the Inducement Plan as are consistent therewith and to interpret or revoke any such rules. The Participant hereby agrees to accept as binding, conclusive, and final all decisions of the Committee upon any questions arising under the Inducement Plan, this Agreement or the Notice of Grant. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Inducement Plan, this Agreement or the Notice of Grant.

19.No Effect on Employment Relationship. Nothing in the Inducement Plan or any Award granted under the Inducement Plan will be deemed to constitute an employment contract or confer or be deemed to confer any right for the Participant to continue in the employ of the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate the Participant’s employment relationship at any time, with or without Cause.

20.No Right to Damages. The Participant will have no right to bring a claim or to receive damages if the Participant is required to exercise the vested portion of the Option within three (3) months (or one (1) year in the case of Retirement, Disability or death) of the Participant’s Termination of Employment or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of the Participant’s Termination of Employment for any reason even if the termination is in violation of an obligation of the Company or a Related Company to the Participant.

21.Claims. The Participant’s sole remedy for any Claim (as defined below) shall be against the Company, and the Participant shall not have any claim or right of any nature against any Related Company (including, without limitation, any parent, subsidiary or affiliate of the Company) or any stockholder or existing or former director, officer or employee of the Company or any Related Company. The foregoing individuals and entities (other than the Company) shall be third-party beneficiaries of this Agreement for purposes of enforcing the terms of this Paragraph 21. The term “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Agreement, the Notice of Grant or the Inducement Plan or an alleged breach of this Agreement, the Notice of Grant or the Inducement Plan.

22.Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

23.Section 409A. The Option is intended to be exempt from the requirements of Section 409A or to satisfy those requirements, and shall be construed accordingly.

24.Governing Law; Venue. The validity, interpretation, construction and performance of this Agreement shall be governed by the internal substantive laws of the State of Delaware, without reference to any choice-of-law rules. The Participant irrevocably consents to the nonexclusive jurisdiction and venue of the state and federal courts located in Dallas County, the State of Texas.

25.Recovery of Compensation. In accordance with Section 17.12 of the Inducement Plan, the Company may recoup all or any portion of any Shares paid to the Participant in connection with the Option.

26.Entire Agreement; Employment Agreement. This Agreement together with the Notice of Grant and the Inducement Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement and the Notice of Grant. Each party to this Agreement and the Notice of Grant acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement, the Notice of Grant or the Inducement Plan and that any agreement, statement, or promise that is not contained in this

Agreement, the Notice of Grant or the Inducement Plan shall not be valid or binding or of any force or effect. Notwithstanding anything to the contrary contained in the Notice of Grant, this Agreement or in the Inducement Plan, in the event of any conflict between the terms and conditions of the Option as set forth in the Notice of Grant, this Agreement and in the Inducement Plan, as the case may be, and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall govern unless the conflicting provision in the Notice of Grant, this Agreement or in the Inducement Plan, as the case may be, is more favorable to the Participant; in which case, the provision more favorable to the Participant shall govern; provided, however, that notwithstanding the foregoing, in no event shall any extended exercise period set forth in the Employment Agreement modify or extend the Option Expiration Date as set forth in the Notice of Grant.

27.Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement, and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

28.Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

29.Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

30.Modification. No change or modification of this Agreement or the Notice of Grant shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement or the Notice of Grant without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with any applicable laws, including, without limitation (i) compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder, (ii) compliance with any federal or state securities laws, or (iii) compliance with the rules of any exchange or inter-dealer quotation system on which the Company’s Shares are listed or quoted. Notwithstanding the preceding sentence, the Company may amend the Inducement Plan to the extent permitted by the Inducement Plan.

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